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                                                                EXHIBIT h(27)(b)

                                 AMENDMENT NO. 1

                            PARTICIPATION AGREEMENT


     The Participation Agreement (the "Agreement"), dated December 31, 1997, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, Cova Financial Life Insurance Company, a California life insurance company and Cova Life Sales Company, Inc., a California corporation, is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

---------------------------------------------------------------------------------------------------------------------------
 FUNDS AVAILABLE UNDER THE                          SEPARATE ACCOUNTS                         CONTRACTS FUNDED BY THE
         POLICIES                                  UTILIZING THE FUNDS                           SEPARATE ACCOUNTS
---------------------------------------------------------------------------------------------------------------------------

AIM V.I. Capital Appreciation Fund             Cova Variable Annuity Account Five           o    CONTRACT FORM #XLCC-648
AIM V.I. International Equity Fund                                                          o    CONTRACT FORM #XLCC-833
AIM V.I. Value Fund
---------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund             Cova Variable Life Account Five              o    CONTRACT FORM #CC-1075
AIM V.I. Value Fund
---------------------------------------                                              --------------------------------------
AIM V.I. Capital Appreciation Fund                                                          o    CONTRACT FORM #CCP00104
AIM V.I. International Equity Fund                                                          o    CONTRACT FORM #CCP00204
AIM V.I. Value Fund
---------------------------------------------------------------------------------------------------------------------------

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date:  4-23-99



                                        AIM VARIABLE INSURANCE FUNDS, INC.



Attest: /s/ NANCY L. MARTIN             By: /s/ ROBERT H. GRAHAM
       --------------------------          -------------------------------
Name:  Nancy L. Martin                  Name:  Robert H. Graham
Title: Assistant Secretary              Title: President



(SEAL)


                                        A I M DISTRIBUTORS, INC.



Attest: /s/ NANCY L. MARTIN             By: /s/ MICHAEL J. CEMO
       --------------------------          -------------------------------
Name:  Nancy L. Martin                  Name:  Michael J. Cemo
Title: Assistant Secretary              Title: President


(SEAL)


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



                                        COVA FINANCIAL LIFE INSURANCE COMPANY



Attest:/s/ FRANCES S. COOK              By:/s/ NORMA J. NASELLI
       ------------------------------      ---------------------------------

Name:  Frances S. Cook                  Name: Norma J. Naselli
      -------------------------------        -------------------------------

Title: First Vice President,            Title: Assistant Vice President
       Assistant Counsel & Secretary          ------------------------------
      -------------------------------

(SEAL)


                                        COVA LIFE SALES COMPANY, INC.



Attest:/s/ FRANCES S. COOK              By: /s/ PATRICIA E. GUBBE
       ------------------------------      ---------------------------------

Name: Frances S. Cook                   Name: Patricia E. Gubbe
      -------------------------------        -------------------------------

Title: Secretary                        Title: President & Chief Compliance
       ------------------------------          Officer
                                              ------------------------------
(SEAL)

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